Exhibit 10.2

[***] Indicates confidential material that has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been separately filed with the Securities and Exchange Commission.

AMENDMENT NO. 2

TO THE LISTING AND SALES AGREEMENT

This Amendment No. 2 to the Listing and Sales Agreement dated July 2, 2010 (the “Agreement”) among Yahoo! Inc., and Yahoo Realty Inc. (collectively “Yahoo”), on the one hand, and Zillow Inc. (“Zillow”), on the other hand, is entered into as of February 9, 2012 (“Second Amendment Effective Date”) and modifies certain terms of the Agreement. Unless otherwise specified, all defined terms used herein shall have the meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree to amend the Agreement as set forth below:

1.	The definition of Display Ads is amended to add the following sentence at the end:

“Display Ads will also include any advertisements displayed on the Yahoo-Zillow Mobile Apps (as defined below).”

2.	The definition of Leads is amended to add the phrase “and mobile application” to the first sentence, directly after the phrase “means the email”.

3.	The definition of “Yahoo Properties” is amended to add the following sentence at the end:

“For clarity, Yahoo Properties will include Yahoo’s or its Affiliates’ worldwide properties, software, products, services, sites and pages accessible in whole or in part through mobile and tablet devices.”

4.	Section 2.2 is amended to add the following new section 2.2.4:

“2.2.4 Mobile Applications.

(a)	Yahoo-Zillow Mobile Apps. Zillow will develop and customize Yahoo branded applications that will be substantially similar, but not identical to, the Zillow home listings applications, into which Zillow will incorporate Leads and Zillow Content (each, individually a Yahoo-Zillow Mobile App, collectively, the “Yahoo-Zillow Mobile Apps”). No later than the dates listed in Exhibit A, Zillow will provide Yahoo-Zillow Mobile Apps based on the Zillow home listings applications for each of the Android, iPhone and iPad platforms, and, upon the mutual agreement of Yahoo and Zillow, for other operating platforms. The Yahoo-Zillow Mobile Apps shall include the features and functionality set forth on Exhibit A. Zillow branding on the Yahoo-Zillow Mobile Apps will be limited to a “Powered by Zillow” in plain text, the location of which will be determined at the sole discretion of Yahoo. Zillow will provide Yahoo-Zillow Mobile Apps based on the Zillow mortgage applications only in the event that Zillow and Yahoo mutually agree that Zillow will provide such applications.

(b)	Delivery Format of Yahoo-Zillow Mobile Apps. Zillow will deliver the application code for each Yahoo-Zillow Mobile App in a final format. Yahoo will be responsible for testing each Yahoo-Zillow Mobile App and Zillow will correct material bugs within a commercially reasonable time. The final format of the Yahoo-Zillow Mobile Apps will be: (i) [***]and (ii) [***]. Zillow will deliver an [***]. Yahoo will provide [***]. Yahoo may elect to send [***]. For the Android platform, Zillow will [***]. Yahoo will be [***].

(c)	Promotion of the Yahoo-Zillow Mobile Apps. Yahoo will be solely responsible for negotiations with each platform operator relating to the promotion and distribution of the Yahoo-Zillow Mobile Apps, as well as any corresponding distribution channel management.”

5.	Section 2.2.1 is amended to add the following new section 2.2.1(g):

“(g) Updates to Yahoo-Zillow Mobile Apps. No later than the next regularly scheduled release after the end of a calendar quarter, Zillow will update the Yahoo-Zillow Mobile Apps with any updates made by Zillow to the Zillow branded version of the application during such quarter. Zillow will fix any significant bug in a Yahoo-Zillow Mobile App that materially affects the operation of such application within five (5) business days after any such fix is made to the Zillow branded version of the application.”

6.	Section 3.2 is amended to add the following new section 3.2.6:

“3.2.6 Zillow may not [***]: (a) [***], or (b) [***].”

7.	Section 4.1 is amended to add the following new section 4.1.5 as follows:

“4.1.5 Yahoo-Zillow Mobile Apps. Zillow grants Yahoo a non-exclusive, worldwide, royalty free right to distribute the Yahoo-Zillow Mobile Apps. Solely to the extent necessary for Yahoo to exercise the foregoing right, Zillow grants Yahoo the right to use and copy the software underlying the Yahoo-Zillow Mobile Apps during the Term. ”

8.	Section 5.1 is amended to add the following new section 5.1.4:

“5.1.4 Mortgage Products Revenue Share. In the event that Zillow provides Yahoo-Zillow Mobile Apps based on the Zillow mortgage applications, Zillow will pay to Yahoo [***] ([***]%) of [***] recognized by Zillow from Leads generated through the Yahoo-Zillow Mobile Apps for mortgages.”

9.	Section 10.1 is hereby deleted and replaced with the following new section 10.1:

“10.1 Term. This Agreement will commence upon the Effective Date and, unless terminated as provided herein, will remain in effect for a period of forty-two (42) months from the Launch Date (“Term”). If delivery of the Yahoo-Zillow Mobile Apps does not meet the dates set forth on Exhibit A, the Term will be reduced as follows: for each day that delivery of a Yahoo-Zillow Mobile App is delayed (as a result of Zillow’s actions or inactions, within Zillow’s reasonable control) past the corresponding launch date in Exhibit A, the Term will be reduced by a one (1) day period, up to a maximum reduction of ninety (90) days (the “Max Reduction”). In the event that the Term is reduced by the Max Reduction, Yahoo and Zillow may mutually agree to terminate this Amendment, in which case the terms of the Agreement immediately prior to the Second Amendment Effective Date will govern the relationship between Yahoo and Zillow.”

10.	Section 10 is amended to add the following new section 10.4:

“10.4 Effect of Termination of Amendment No. 2.

Yahoo may elect to terminate Amendment No. 2 upon ten (10) days’ written notice to Zillow. In the event of such termination of Amendment No. 2, or termination of the Agreement for any reason, a one (1) year wind-down period (the “Mobile Transition Period”) will occur during which the Parties’ rights and obligations with respect to Amendment No. 2 will remain in effect. Yahoo may migrate users to a new mobile application at any point during the Mobile Transition Period. For clarity, Yahoo will own the relationship with users who downloaded the Yahoo-Zillow Mobile App and will have the opportunity to migrate them to any new Yahoo mobile application. Beginning on the last day of the Mobile Transition Period, Zillow will discontinue powering the Yahoo-Zillow Mobile Apps, such that any attempt to use a Yahoo-Zillow Mobile App will result in loading an error message.”

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.	Section 11.3 of the Agreement is amended to add the following phrase at the beginning of the first sentence, such that it reads:

“No Joint Works. Except as provided in Section 11.5, the Parties do not intend that any joint works under U.S. copyright law be made in connection with this Agreement.”

12.	Section 11 of the Agreement is amended to add the following new section 11.5:

“11.5 Joint Ownership in Custom Works Made by Zillow for Yahoo. Between Zillow and Yahoo, Zillow will be the sole owner of all Intellectual Property Rights in the software and other technology relating to the Yahoo-Zillow Mobile Apps, except as provided herein and except for any Yahoo branding or Yahoo Brand Features. In the event that Yahoo provides Zillow with a request for a customization of a Yahoo-Zillow Mobile App and Zillow, in turn, customizes the Yahoo-Zillow Mobile App in a form that is substantially similar to the customization requested by Yahoo, Yahoo and Zillow will jointly own any resulting Intellectual Property Rights in the Yahoo requested customizations. For clarity, this Section 11.5 shall not be deemed to grant Zillow joint ownership in any of Yahoo’s bona fide Intellectual Property.”

13. Except as modified hereby, the Agreement shall remain in full force and effect and is hereby ratified by Zillow and Yahoo.

14. Zillow and Yahoo each represent and warrant to the other that it has the right, power and authority to enter into this Amendment.

15.	Zillow and Yahoo hereby agree that facsimile signatures hereto are valid and binding.

IN WITNESS WHEREOF, the Parties hereto have caused the foregoing Amendment to be signed by a duly authorized agent of each party, the day and year first above written.

YAHOO! INC.:

By:	/s/ BRANDON HUFF

Title:	VP, Commerce

Printed Name:	Brandon Huff

Date:	2/16/12

YAHOO! REALTY INC.:		ZILLOW, INC.

By:	/s/ AMAN KOTHARI	By:	/s/ GREG SCHWARTZ

Title:	SVP, Global Controller, CAO	Title:	Chief Revenue Officer

Printed Name:	Aman Kothari	Printed Name:	Greg Schwartz

Date:		Date:	02/15/12

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

Implementation Plan

This implementation plan sets forth the deliverables that Zillow shall complete and deliver to Yahoo as defined below, to enable Yahoo to launch the new features as defined in Exhibit B of this Agreement. This implementation plan shall be governed by the terms and conditions of the Agreement and is fully incorporated in the Agreement by this reference. Any capitalized terms not defined herein shall have the meanings set forth in the Agreement. Note: [***]

1.	Mobile Applications

S. No.	Deliverable / Feature	Owner	Target completion date
1.1	[***]	Z	[***]
1.2	[***]	Z	[***]
1.3	[***]	Z	[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B: Technical Specification

Yahoo-Zillow Mobile Apps

Spec Version	1.0

Spec Stage	Preliminary

Designer	N/A

Biz Owner	Greg Schwartz / Garrett McCauliffe

Dev Owners	Sunil G.

Test Owners	Yahoo!

Ops Owners	N/A

Content Owner	Yahoo!

Code Complete	Quarterly releases

Target Release	1.0

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

v

Table of Contents

1. Overview	vii
2. Product Features	vii
Homescreen	vii
Search Homes	vii
Search Filters	vii
Nearby Homes	vii
Favorite Homes	vii
Saved Searches	vii
Mortgage Rate and Calculators	vii
Home Details Page	viii
Exclusions	viii
3. Yahoo Customization Opportunities	viii
General	viii
Homescreen	viii
Emails	viii
4. Yahoo! Responsibilities	viii
We expect Yahoo to provide:
We also agreed that Yahoo will handle all:
5. Analytics and Reporting Requirements	viii

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1. Overview

The Yahoo-Zillow Mobile Apps will be powered by existing Zillow back-end systems and services and existing Zillow Real Estate iPhone features.

After first release, additional quarterly updates may be released. Additional and new features will be determined on case by case basis. Deliverables will be [***]

Not all functionality of the existing and future Zillow mobile apps may be available to transfer to the Yahoo-Zillow Mobile Apps.

2. Product Features

Homescreen

Allow easy access to popular features:

[***]

Search Homes

[***]

Search Filters

[***]

Will not include:

[***]

Nearby Homes

[***]

Favorite Homes

[***]

Will not include

[***]

Saved Searches

[***]

Will not include

[***]

Mortgage Rate and Calculators

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

Home Details Page

[***]

Will not include

[***]

Exclusions

[***]

3. Yahoo Customization Opportunities

General

[***]

Homescreen

[***]

Emails

[***]

4. Yahoo! Responsibilities

Yahoo will provide

[***]

Yahoo will handle all:

[***]

5. Analytics & Reporting Requirements

[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.